UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 22, 2020

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Darin G. Holderness

On October 23, 2020, Darin G. Holderness was appointed as the Special Advisor to the Chief Financial Officer and will no longer serve as the Chief Financial Officer or an executive officer of ProPetro Holding Corp. (the “Company” or “ProPetro”). Effective as of October 23, 2020, the Company and Mr. Holderness entered into a separation agreement and release (the “Holderness Separation Agreement”) memorializing the terms of his revised role and related matters and pursuant to which Mr. Holderness expects to resign as an employee on October 30, 2020, or such earlier date as either Mr. Holderness or the Company may elect (such date, the “Separation Date”). Pursuant to the terms of the Holderness Separation Agreement, during such time that Mr. Holderness serves as the Special Advisor to the Chief Financial Officer, he shall continue to receive the base salary in place on October 23, 2020 and shall remain eligible to receive such other benefits for which he was eligible to receive prior to October 23, 2020, including use of a Company-provided vehicle. Mr. Holderness will no longer be eligible to receive an annual cash bonus under the Amended and Restated ProPetro Holding Corp. Executive Incentive Bonus Plan (the “Bonus Plan”), including for the 2020 fiscal year, and Mr. Holderness will not receive any awards under the 2020 Incentive Plan (as defined below) in his revised role.

Pursuant to the terms of the Holderness Separation Agreement, the Company will pay for the reasonable attorneys’ fees incurred by Mr. Holderness in connection with the negotiation of the Holderness Separation Agreement. In addition, the Holderness Separation Agreement provides that Mr. Holderness shall no longer be a participant in the ProPetro Services, Inc. Amended and Restated Executive Severance Plan (the “Executive Severance Plan”), but that Mr. Holderness shall instead receive the following payments and benefits following the Separation Date subject to his execution and non-revocation of a release of claims in favor of the Company and his compliance with certain restrictive covenants, including obligations regarding confidentiality, non-competition, non-solicitation and non-disparagement:

•	Accelerated vesting of the number of restricted stock units (“RSUs”) granted on October 7, 2019 that remain outstanding as of the Separation Date (9,702) and all 41,797 RSUs granted on February 11, 2020, in each case, under the Company’s 2017 Incentive Award Plan (the “2017 Incentive Plan”), which will be settled upon the earlier to occur of (i) the six month anniversary of the Separation Date and (ii) Mr. Holderness’ death; and
•	Satisfaction of the service requirement for all 14,552 performance restricted stock units (“PSUs”) originally granted on October 7, 2019 and 62,695 PSUs originally granted on February 11, 2020, in each case, under the 2017 Incentive Plan, such that such PSUs will remain outstanding and eligible to vest based on the Company’s actual performance over the relevant performance period and such vested PSUs, if any, will be settled at the time originally specified in the applicable award agreement.

The foregoing description of the Holderness Separation Agreement is not complete and is qualified in its entirety to the full text of the Holderness Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

David S. Schorlemer

On October 23, 2020, David S. Schorlemer, currently employed as an advisor to the Company, was appointed as Chief Financial Officer of the Company. In connection with that appointment, Mr. Schorlemer will assume the role of the Company’s principal financial officer.

Mr. Schorlemer, age 53, has two decades of experience in senior level positions in public and private companies. He most recently served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Basic Energy Services, Inc., a Fort Worth, Texas based oilfield services company, from September 2018 until joining the Company. Prior to that, he served as the Chief Financial Officer of Gulf Island Fabrication, Inc. from January 2017 to August 2018. His work history also includes serving as Chief Financial Officer for three oilfield services companies: GR Energy Services Management, LP from January 2016 to December 2016, Stallion Oilfield Holdings, Inc., September 2004 to December 2015 and Q Services, Inc. from July 1997 until its merger with Key Energy Services, Inc. in July 2002. He also held the role of vice president, marketing and strategic planning for Key Energy Services, Inc. from July 2002 to September 2004. Mr. Schorlemer earned his Bachelor of Business Administration degree in finance from The University of Texas, and his Master of Business Administration from Texas A&M University. Mr. Schorlemer serves as a director of Performance Multi-Flow Solutions, LLC and as an advisor to Luminous Biosciences.

There are no arrangements or understandings between Mr. Schorlemer and any other persons pursuant to which he was selected to serve as the Company’s Chief Financial Officer. There are no family relationships between Mr. Schorlemer and any director or executive officer of the Company, and Mr. Schorlemer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Schorlemer will receive an annualized base salary of $450,000. In addition, Mr. Schorlemer is eligible (i) to receive an executive relocation benefit equal to approximately $150,000 and a relocation bonus equal to $125,000, in each case, in connection with and payable upon his relocation to Midland, Texas, (ii) to receive an annual cash bonus with a target value for 2020 equal to 80% of his base salary under the Bonus Plan (prorated for 2020 based on the portion of 2020 that he is employed by the Company), (iii) to participate in the Second Amended Executive Severance Plan (as defined below) as a “Tier 2 Executive” (as defined in the Second Amended Executive Severance Plan and as described below), (iv) to participate in those benefit plans and programs of the Company available to similarly situated executives, (v) to receive a retention bonus equal to $75,000, payable on the first anniversary of his employment with the Company and (vi) to receive an equity award with a grant date fair value of approximately $900,000 in 2021 under the 2020 Incentive Plan. On October 13, 2020, Mr. Schorlemer also received an equity award with a grant date value of approximately $300,000 comprised of 40% RSUs and 60% PSUs, under the 2017 Incentive Plan in connection with the start of his employment with the Company. The RSUs granted in 2020 will vest ratably on the first three anniversaries of the date of grant, and the PSUs granted in 2020 may be earned at a level ranging from 0% to 200% of the target number of PSUs granted based on the Company’s cumulative total shareholder return related to a selected peer group during the three-year performance period ending December 31, 2022.

In connection with his appointment, the Company entered into an Indemnification Agreement with Mr. Schorlemer (the “Schorlemer Indemnification Agreement”) pursuant to which the Company will be required to indemnify Mr. Schorlemer to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company and to advance him expenses incurred as a result of any proceeding against him to which he could be indemnified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Schorlemer Indemnification Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ProPetro Holding Corp. 2020 Long Term Incentive Plan

The Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on October 22, 2020. At the Annual Meeting, the Company’s stockholders approved the ProPetro Holding Corp. 2020 Long Term Incentive Plan (the “2020 Incentive Plan”), which had previously been approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval at the Annual Meeting. As a result, the 2020 Incentive Plan became effective on October 22, 2020. No further awards will be granted under the 2017 Incentive Plan on or after October 22, 2020.

The 2020 Incentive Plan provides for potential grants of: (i) incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”); (ii) stock options that do not qualify as incentive stock options (together with ISOs, “Options”); (iii) stock appreciation rights (“SARs”); (iv) restricted stock awards; (v) restricted stock units; (vi) vested stock awards; (vii) dividend equivalents; (viii) other stock-based or cash awards; and (ix) substitute awards (referred to collectively as the “Awards”). Employees, non-employee directors and other service providers of the Company and its affiliates are eligible to receive awards under the 2020 Incentive Plan.

The 2020 Incentive Plan provides for the reservation of 4,650,000 shares of common stock of the Company, plus the number of shares that become available for delivery under the 2020 Incentive Plan with respect to Existing Awards (as defined below) in accordance with the share recycling provisions described below. All 4,650,000 newly registered shares will be available for issuance upon the exercise of ISOs. If all or any portion of an Award, including an award granted under the 2017 Incentive Plan that is outstanding as of October 22, 2020 (an “Existing Award”), expires or is cancelled, forfeited, exchanged, settled for cash or otherwise terminated without the actual delivery of shares, any shares subject to such Award or Existing Award will again be available for new Awards under the 2020 Incentive Plan. Any shares withheld or surrendered in payment of any taxes relating to Awards (other than Options or SARs) will be again available for new Awards under the 2020 Incentive Plan. For the avoidance of doubt, (i) irrespective of whether such awards are granted under the 2020 Incentive Plan or the 2017 Incentive Plan, (A) shares withheld or surrendered in payment of any exercise or purchase price of an Option or SAR or taxes relating to an Option or SAR and (B) shares repurchased on the open market with the proceeds from the exercise price of an Option and (ii) shares withheld or surrendered in payment of any taxes related to Existing Awards, in each case, will not be again available for new Awards under the 2020 Incentive Plan.

The preceding summary of the 2020 Incentive Plan does not purport to be a complete description of all provisions of the 2020 Incentive Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 2020 Incentive Plan, which is filed herewith as Exhibit 10.3 and is hereby incorporated into this Item 5.02 by reference.

Second Amended and Restated Executive Severance Plan

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2020 (the “Original Report”), the Board adopted the ProPetro Services, Inc. Executive Severance Plan (the “Original Executive Severance Plan”) on March 16, 2020. The Original Executive Severance Plan and the participation agreements thereunder are described in the Original Report. Such description is not complete and is qualified in its entirety by reference to the full text of the Original Executive Severance Plan and the form for such participation agreements, which were filed as Exhibits 10.3 and 10.4 to the Original Report.

Further, as previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2020 (the “Second Report”), the Board adopted the ProPetro Services, Inc. Amended and Restated Executive Severance Plan (the “Amended Executive Severance Plan”), which amended the Original Executive Severance Plan, on April 10, 2020. The Amended Executive Severance Plan is described in the Second Report. Such description is not complete and is qualified in its entirety by reference to the full text of the Amended Executive Severance Plan, which was filed as Exhibit 10.1 to the Second Report.

In connection with the approval of the 2020 Incentive Plan, on October 23, 2020, the Board adopted the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (the “Second Amended Executive Severance Plan”), which amends the Amended Executive Severance Plan such that (i) equity awards granted under the 2017 Incentive Plan will continue to be governed by the terms of the 2017 Incentive Plan and equity awards granted under the 2020 Incentive Plan will be governed by the terms of the 2020 Incentive Plan, (ii) certain defined terms are incorporated by reference to the 2020 Incentive Plan rather than the 2017 Incentive Plan and (iii) participants in the Second Amended Executive Incentive Plan are required to comply with certain obligations, including restrictive covenants, as set forth in the award agreements under both the 2017 Incentive Plan and the 2020 Incentive Plan, as applicable.

On October 23, 2020, Mr. Schorlemer entered into a participation agreement pursuant to the Second Amended Executive Severance Plan in which he became eligible to receive the severance payment and benefits provided to Tier 2 Executives (as defined in the Second Amended Executive Severance Plan), pursuant to the terms and conditions of the Second Amended Executive Severance Plan.

The foregoing description of the Second Amended Executive Severance Plan and Mr. Schorlemer’s participation agreement thereunder is not complete and is qualified in its entirety by reference to the full text of the Second Amended Executive Severance Plan, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference, and Mr. Schorlemer’s participation agreement thereunder, the form of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected each of the Company’s seven director nominees to serve until the Company’s 2021 Annual Meeting of Stockholders. Further, the Company’s stockholders approved the 2020 Incentive Plan. The Company’s stockholders approved the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2020 proxy statement. The Company’s stockholders also approved the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2020.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 - Election of Directors.

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
Phillip A. Gobe	76,644,088	7,037,253	7,685,201
Spencer D. Armour III	68,357,754	15,323,587	7,685,201
Mark S. Berg	74,640,814	9,040,527	7,685,201
Anthony Best	78,872,565	4,808,776	7,685,201
Michele V. Choka	79,097,365	4,583,976	7,685,201

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
Alan E. Douglas	78,226,608	5,454,733	7,685,201
Jack B. Moore	74,210,546	9,470,795	7,685,201

Proposal 2 - Approve, on a non-binding, advisory basis, ProPetro’s named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
82,210,787	1,450,966	19,589	7,685,200

Proposal 3 - Approve the ProPetro Holding Corp. 2020 Long Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,899,364	2,729,615	52,361	7,685,202

Proposal 4 - Ratification of the appointment of Deloitte & Touche LLP as ProPetro’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
90,914,387	428,834	23,321

Item 7.01	Regulation FD Disclosure.

On October 26, 2020, the Company issued a press release announcing the management changes discussed herein. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
10.1	Separation Agreement and Release, dated October 23, 2020, by and between Darin G. Holderness and ProPetro Holding Corp.

10.2	Form of Indemnification Agreement for Officers and Directors of ProPetro Holding Corp. (incorporated by reference to Exhibit 10.33 to ProPetro Holding Corp.’s Annual Report on Form 10-K for the year ended December 31, 2018).

10.3	ProPetro Holding Corp. 2020 Long Term Incentive Plan.

10.4	ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan.

10.5	Form of Participation Agreement pursuant to the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan.

99.1	Press release dated October 26, 2020.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: October 26, 2020	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
General Counsel and Corporate Secretary